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                                     [LOGO]
                              The
                                 NORTH CAROLINA
                               TAX FREE BOND FUND

                             A NO-LOAD MUTUAL FUND

--------------------------------------------------------------------------------

                                  ANNUAL REPORT

                                 August 31, 2002

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                                     [LOGO]
                                  BOYS, ARNOLD
                                & COMPANY, INC.

                               INVESTMENT ADVISOR
                            Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1.800.286.8038

                               FUND ADMINISTRATOR
                         Integrated Fund Services, Inc.
                                 P.O. Box 5354
                          Cincinnati, Ohio 45201-5354
                                 1.800.841.0987
--------------------------------------------------------------------------------

September 10, 2002

To the Shareholders of The North Carolina Tax Free Bond Fund:

We are pleased to report on the progress of your Fund for the fiscal year ended August 31, 2002.

Against a backdrop of dramatic global and financial events, this was another positive year for your Fund. In addition to the 9/11 tragedy, a number of events, including a confidence crisis in American business, have added further stress to stock markets around the world. This environment has led to a more conservative investment mood that, coupled with declining interest rates and inflation, produced favorable returns for bonds.

For the year ended August 31, 2002, the Fund's total return was 5.4%, which includes income and capital appreciation after all expenses. The Fund's total return compares favorably to the total return for the 25 North Carolina Municipal Debt Funds as ranked by Lipper Analytical Services, Inc., which increased 5.1% for the same time period. For the same period, the Lehman Brothers Municipal Bond Index, with a lower average quality rating and longer average maturity than the Fund, returned 6.2%. The Fund's net asset value on August 31, 2002 was $11.22 per share and the tax free income paid for the period was $0.44 per share.

Continuing weakness in our economy, heightened tensions in the Middle East and lack of enthusiasm among stock investors all point to continuing strength for bonds. We believe significant increases in inflation and interest rates are not likely over the next year. Although the level of bond yields is low relative to past periods, it is our opinion that bonds should remain stable and continue to have positive returns.

On  August  19th  Moody's  Investor  Services  downgraded  the  State  of  North
Carolina's General Obligation debt to AA1, from AAA. This action leaves the state's debt with a split rating since Standard & Poor's Corporation maintained their AAA rating. Moody's action was taken due to the state's continued budget pressure and its weakened balance sheet in the face of an unbalanced budget. The State Houses are currently still in budget deliberations and Moody's expects the state will take the necessary action to meet its constitutional balanced budget requirement for this fiscal year. We concur. Meanwhile, the AAA ratings of other municipalities within the state are not affected by this action as they are evaluated on their own financial conditions.

Municipal bonds continue to offer investors one of the few remaining tax advantaged investments and today they remain unusually attractive relative to Treasuries on a tax equivalent basis. In addition, we believe that they offer relative safety and stability during periods of stock market volatility. We encourage investors to maintain a long-term perspective toward their investment in the Fund.

We appreciate your continued trust and support and we welcome your comments and suggestions.

Sincerely,


John B. Kuhns                           Jon L. Vannice
President                               Vice President

                     THE NORTH CAROLINA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

-------------------------------------
The North Carolina Tax Free Bond Fund
    Average Annual Total Returns

 1 Year   5 Year   Since Inception*
  5.37%    5.63%        5.73%
-------------------------------------

The North Carolina Tax Free Bond Fund        $17,077
Lehman Brothers Municipal Bond Index         $18,753

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

*    Commencement of operations was January 13, 1993.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2002

ASSETS
   Investment securities, at value (amortized cost $14,628,194)    $ 15,584,730
   Interest receivable                                                  195,700
   Receivable for capital shares sold                                     5,000
   Other assets                                                           3,629
                                                                   ------------
      TOTAL ASSETS                                                   15,789,059
                                                                   ------------

LIABILITIES
   Dividends payable                                                      9,503
   Payable for capital shares redeemed                                   21,159
   Payable to Advisor                                                       593
   Payable to Administrator                                               5,104
   Payable to Trustee                                                     1,600
   Other accrued expenses and liabilities                                 7,863
                                                                   ------------
      TOTAL LIABILITIES                                                  45,822
                                                                   ------------

NET ASSETS                                                         $ 15,743,237
                                                                   ============

NET ASSETS CONSIST OF
Paid-in capital                                                    $ 14,900,716
Accumulated net realized losses from security transactions             (114,015)
Net unrealized appreciation on investments                              956,536
                                                                   ------------
      NET ASSETS                                                   $ 15,743,237
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         1,402,944
                                                                   ============

Net asset value, offering price and redemption price per share     $      11.22
                                                                   ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2002

INVESTMENT INCOME
   Interest                                                        $    747,447
                                                                   ------------

EXPENSES
   Investment advisory fees                                              53,738
   Shareholder servicing fees                                            38,385
   Accounting services fees                                              24,000
   Administration fees                                                   23,188
   Professional fees                                                     14,829
   Transfer agent fees                                                   12,000
   Custodian fees                                                        11,541
   Insurance expense                                                      7,204
   Pricing costs                                                          6,300
   Trustees' fees and expenses                                            5,891
   Postage and supplies                                                   5,332
   Reports to shareholders                                                2,927
   Registration fees                                                        202
                                                                   ------------
      TOTAL EXPENSES                                                    205,537
   Investment advisory fees waived                                      (36,768)
   Shareholder servicing fees waived                                    (38,262)
                                                                   ------------
      NET EXPENSES                                                      130,507
                                                                   ------------

NET INVESTMENT INCOME                                                   616,940
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                          8,211
   Net change in unrealized appreciation/
      depreciation on investments                                       168,406
                                                                   ------------
      NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                  176,617
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    793,557
                                                                   ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED      YEAR ENDED
                                                                        AUGUST 31,      AUGUST 31,
                                                                           2002            2001
                                                                       ------------    ------------
FROM OPERATIONS
   Net investment income                                               $    616,940    $    610,706
   Net realized gains from security transactions                              8,211             678
   Net change in unrealized appreciation/depreciation on investments        168,406         675,119
                                                                       ------------    ------------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                            793,557       1,286,503
                                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                              (616,940)       (610,706)
                                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              2,432,249       1,248,952
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                         513,685         516,228
   Payments for shares redeemed                                          (2,584,894)     (1,203,304)
                                                                       ------------    ------------
      NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS            361,040         561,876
                                                                       ------------    ------------

TOTAL INCREASE IN NET ASSETS                                                537,657       1,237,673

NET ASSETS
   Beginning of year                                                     15,205,580      13,967,907
                                                                       ------------    ------------
   End of year                                                         $ 15,743,237    $ 15,205,580
                                                                       ============    ============

CAPITAL SHARE ACTIVITY
   Shares sold                                                              220,799         116,390
   Shares issued in reinvestment of distributions to shareholders            46,672          47,756
   Shares redeemed                                                         (236,331)       (111,904)
                                                                       ------------    ------------
   Net increase in shares outstanding                                        31,140          52,242
   Shares outstanding, beginning of year                                  1,371,804       1,319,562
                                                                       ------------    ------------
   Shares outstanding, end of year                                        1,402,944       1,371,804
                                                                       ============    ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                   Year Ended August 31,
                                                               ------------------------------------------------------------

                                                                 2002         2001         2000         1999         1998
                                                               --------     --------     --------     --------     --------
NET ASSET VALUE AT BEGINNING OF YEAR                           $  11.08     $  10.59     $  10.43     $  11.11     $  10.63
                                                               --------     --------     --------     --------     --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income                                           0.44         0.46         0.46         0.44         0.45
   Net realized and unrealized gains (losses) on investments       0.14         0.49         0.17        (0.58)        0.48
                                                               --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS                             0.58         0.95         0.63        (0.14)        0.93
                                                               --------     --------     --------     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                     (0.44)       (0.46)       (0.46)       (0.44)       (0.45)
   From net realized gains from security transactions                --           --        (0.01)       (0.10)          --
                                                               --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                                         (0.44)       (0.46)       (0.47)       (0.54)       (0.45)
                                                               --------     --------     --------     --------     --------

NET ASSET VALUE AT END OF YEAR                                 $  11.22     $  11.08     $  10.59     $  10.43     $  11.11
                                                               ========     ========     ========     ========     ========

TOTAL RETURN                                                      5.37%        9.12%        6.30%       (1.36%)       8.92%
                                                               ========     ========     ========     ========     ========

NET ASSETS AT END OF YEAR (000's)                              $ 15,743     $ 15,206     $ 13,968     $ 13,908     $ 12,436
                                                               ========     ========     ========     ========     ========

RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursements and waived fees                  1.34%        1.32%        1.36%        1.41%        1.42%
   After expense reimbursements and waived fees                   0.85%        0.85%        0.85%        0.85%        0.83%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS              4.02%        4.22%        4.50%        4.08%        4.15%

PORTFOLIO TURNOVER RATE                                              8%           1%          19%           5%          36%

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2002

--------------------------------------------------------------------------------------------------
                                                    PRINCIPAL   INTEREST  MATURITY
                                                     AMOUNT       RATE      DATE          VALUE
--------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS -- 93.9%
Appalachian State University, North Carolina       $  150,000     5.90%   05/15/08    $    163,782
   Utility System Revenue

Asheville, North Carolina                             150,000     5.50%   08/01/11         166,832
   Water System Revenue

Buncombe County, North Carolina                       500,000     5.00%   12/01/12         533,670
   Certificate of Participation

Buncombe County, North Carolina                       100,000     5.30%   03/01/08         109,003
   Solid Waste System Special Obligation Revenue

Buncombe County, North Carolina                       200,000     5.60%   03/01/11         220,560
   Solid Waste System Special Obligation Revenue

Cabarrus County, North Carolina                       250,000     5.40%   02/01/17         266,138
   General Obligation

Charlotte - Mecklenberg Hospital Authority            170,000     6.00%   01/15/09         190,014
   North Carolina Health Care System Revenue

Charlotte, North Carolina                             250,000     5.25%   02/01/14         270,775
   General Obligation

Charlotte, North Carolina                             125,000     5.25%   02/01/15         134,685
   General Obligation

Charlotte, North Carolina                             125,000     6.10%   12/01/15         139,820
   Law Enforcement Facilities Project Series A
   Certificate of Participation

Charlotte, North Carolina                             400,000     5.30%   04/01/08         433,604
   Public Improvements

Charlotte, North Carolina                             500,000     6.00%   06/01/20         589,515
   Storm Water Revenue

Charlotte, North Carolina                             300,000     5.25%   02/01/18         307,008
   Water & Sewer General Obligation

Charlotte, North Carolina                             400,000     5.60%   05/01/20         453,340
   Water & Sewer General Obligation


                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2002

--------------------------------------------------------------------------------------------------
                                                    PRINCIPAL   INTEREST  MATURITY
                                                     AMOUNT       RATE      DATE          VALUE
--------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS -- CONTINUED
Cumberland County, North Carolina                  $  500,000     5.25%   10/01/11    $    534,325
   Hospital Facilities Revenue

Currituck County, North Carolina                      300,000     5.40%   04/01/14         316,281
   General Obligation

Duke University Hospital                              500,000     5.25%   06/01/17         510,530
   Community Hospital Revenue

Durham, North Carolina                                200,000     5.80%   02/01/12         219,558
   General Obligation Revenue

Fayetteville, North Carolina                          500,000     5.10%   03/01/15         524,070
   Public Works Revenue

Gaston, North Carolina                                600,000     5.50%   02/15/15         630,677
   Memorial Hospital Project Revenue

Gastonia, North Carolina                              100,000     5.70%   08/01/15         109,920
   Police Station Project Certificate
   of Participation

Gastonia, North Carolina                              200,000     5.50%   05/01/13         217,766
   Street Improvements General Obligation

Gastonia, North Carolina                              400,000     5.50%   05/01/16         430,884
   Street Improvements General Obligation

Greensboro, North Carolina                            500,000     5.00%   03/01/12         539,030
   General Obligation Unlimited

High Point, North Carolina                            100,000     5.60%   03/01/14         105,926
   General Obligation

Lincolnton, North Carolina                            200,000     5.38%   05/01/16         212,412
   Enterprise System Revenue

Mecklenburg County, North Carolina                    200,000     5.50%   04/01/11         216,264
   Public Improvement General Obligation

Morganton, North Carolina                             500,000     5.70%   06/01/13         533,810
   Water & Sewer General Obligation Revenue

North Carolina Central University                     200,000     5.80%   11/01/17         223,908
   Housing System Revenue


                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2002
--------------------------------------------------------------------------------------------------
                                                    PRINCIPAL   INTEREST  MATURITY
                                                     AMOUNT       RATE      DATE          VALUE
--------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS -- CONTINUED
North Carolina Housing Finance Agency              $  500,000     5.10%   07/01/17    $    516,030
   Home Ownership Series 2-B Revenue

North Carolina Housing Finance Agency                 390,000     5.45%   11/01/11         416,060
   Home Ownership Series 6-B Revenue

North Carolina Housing Finance Agency                  95,000     5.80%   07/01/13          99,574
   Multifamily Series A Revenue

North Carolina Municipal Power Agency                 100,000     6.00%   01/01/09         114,887
   Number 1 - Catawba Electric Revenue

North Carolina Municipal Power Agency                 250,000     5.13%   01/01/10         269,555
   Number 1 - Catawba Electric Revenue

North Carolina Municipal Power Agency                 100,000     5.75%   01/01/15         101,273
   Number 1 - Catawba Electric Revenue

North Carolina State                                  100,000     5.80%   06/01/16         109,246
   Clean Water Series A General Obligation

North Carolina State University                       500,000     5.13%   12/15/16         521,250
   Centennial Campus Series B Revenue

Piedmont Triad Airport Authority                      500,000     5.63%   07/01/14         549,130
   North Carolina Series A Revenue

Piedmont Triad Airport Authority                      200,000     5.88%   07/01/19         218,850
   North Carolina Series A Revenue

Pitt County, North Carolina                           500,000     5.25%   12/01/12         536,135
   Memorial Hospital Revenue

Pitt County, North Carolina                           100,000     5.50%   12/01/15         110,632
   Memorial Hospital Revenue

Raleigh, North Carolina                               500,000     5.25%   06/01/13         534,515
   General Obligation

University of North Carolina                          500,000     5.40%   05/15/16         568,465
   General Obligation Revenue


                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 2002
--------------------------------------------------------------------------------------------------
                                                    PRINCIPAL   INTEREST  MATURITY
                                                     AMOUNT       RATE      DATE          VALUE
--------------------------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS -- CONTINUED
Wake Forest University                             $  250,000     5.00%   11/01/17    $    260,215
   Finance Agency Revenue

Wilmington, North Carolina                            400,000     5.40%   06/01/13         444,736
   Water & Sewer System Revenue

Winston-Salem, North Carolina                         100,000     5.50%   06/01/12         109,825
   General Obligation                                                                 ------------

TOTAL MUNICIPAL OBLIGATIONS - 93.9%                                                   $ 14,784,485

CASH EQUIVALENTS -- 5.1%
Federated North Carolina Municipal Money Market Portfolio                             $    800,245
                                                                                      ------------

TOTAL VALUE OF INVESTMENT SECURITIES -- 99.0%  (AMORTIZED COST $14,628,194)(a)        $ 15,584,730

OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0%                                               158,507
                                                                                      ------------

NET ASSETS-- 100.0%                                                                   $ 15,743,237
                                                                                      ============

(a) As of August 31, 2002, the cost of investment securities for federal income tax purposes was the same as that shown for financial statement purposes. Net unrealized appreciation of $956,536 was comprised of gross unrealized appreciation and depreciation of $959,221 and $2,685, respectively.

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2002

1.   GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a no-load, non-diversified series of Albemarle Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 and organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation. The Fund invests primarily in municipal bonds, the interest on which is exempt from federal income taxes and from the personal income taxes of North Carolina and not subject to alternative minimum tax. The issuers' abilities to meet their obligations may be affected by economic and legislative developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2002

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund intends to satisfy conditions, which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 2002, the Fund has designated 100% of its distributions paid to shareholders from net investment income as exempt-interest dividends for federal income tax purposes.

The tax character of distributions paid for the years ended August 31, 2002 and 2001 was as follows:
                                                           2002          2001
                                                           ----          ----
From tax-exempt income                                  $ 616,940     $ 610,706

The following information is computed on a tax basis for each item as of August 31, 2002:

Net unrealized appreciation/depreciation                $ 956,536
Capital loss carryforwards                               (114,015)
                                                        ---------
   Accumulated earnings                                 $ 842,521
                                                        ---------

As of August 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $7,410 and $106,605, which will expire on August 31, 2008 and 2009, respectively. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $1,320,016 and $1,168,756, respectively, for the year ended August 31, 2002.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2002

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 2002, the Advisor waived $36,768 of its investment advisory fees.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee based on the Fund's average daily net assets, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING PLAN
Under the terms of a Shareholder Servicing Plan (the Plan), the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by IFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2002, the Fund incurred $38,385 and the Advisor subsequently reimbursed $38,262 of shareholder servicing fees under the Plan.

4.   ADOPTION OF NEW AUDIT GUIDE

The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), as revised, effective September 1, 2001.
There has been no material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2002

5.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Albemarle Investment Trust (the "Trust").

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN  OTHER DIRECTORSHIPS
                           POSITION(S)      TERM OF OFFICE1                                       FUND COMPLEX   HELD BY TRUSTEE
                           HELD WITH        AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY    OUTSIDE THE FUND
NAME/ADDRESS/AGE           TRUST            TIME SERVED           DURING LAST 5 YRS               TRUSTEE        COMPLEX
====================================================================================================================================

INTERESTED TRUSTEES:
JON L. VANNICE2            Vice President   Since April 1994      President of Boys,                   1         Trustee of Boys,
1272 Hendersonville Road   Trustee                                Arnold & Company, Inc.                         Arnold & Co. ESOP
Asheville, NC 28813                                                                                              Retirement Plan

Age: 44

DISINTERESTED TRUSTEES:

EDWIN B. ARMSTRONG         Trustee          Since August 1993     Self-employed                        1         N/A
1272 Hendersonville Road                                          managment consultant
Asheville, NC 28813

Age: 72

J. FINLEY LEE, JR.         Trustee          Since August 1993     Retired, Julian Price                1         Williamsburg
1272 Hendersonville Road                                          Professor of Administration,                   Investment Trust
Asheville, NC 28813                                               Emeritus, of the University of
                                                                  North Carolina at Chapel Hill.
Age: 63

1 Each Trustee serves for an indefinite term, until his resignation, death or removal.
2 Mr. Vannice is an "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boys, Arnold & Company, Inc. Boys, Arnold & Company, Inc. serves as the investment advisor to the Trust.

                                     POSITION(S)
                                     HELD WITH     TERM OF OFFICE1 AND        PRINCIPAL OCCUPATION(S)
NAME/ADDRESS/AGE                     TRUST         LENGTH OF TIME SERVED      DURING LAST 5 YRS
==========================================================================================================================

PRINCIPAL OFFICERS:
JOHN B. KUHNS2                       President     Since April 1994           Senior Vice President of Boys, Arnold &
1272 Hendersonville Road                                                      Company, Inc.
Asheville, NC 28813

Age: 47

TINA D. HOSKING                      Secretary     Since April 1998           Vice President and Managing Attorney of
221 East Fourth Street, Ste. 300                                              Integrated Fund Services, Inc. and IFS Fund
Cincinnati, OH 45202                                                          Distributors, Inc.  Ms. Hosking also holds
                                                                              similar positions for certain unaffiliated
Age: 34                                                                       investment companies for which Integrated
                                                                              Fund Services, Inc. serves as administrator.

LISA R. OLIVERIO                     Treasurer     Since December 2000        Manager of Financial Reporting of Integrated
221 East Fourth Street, Ste. 300                                              Fund Services, Inc.  Ms. Oliverio also
Cincinnati, OH 45202                                                          holds similar positions for certain
                                                                              unaffiliated investment companies for which
Age: 32                                                                       Integrated Fund Services, Inc. serves as
                                                                              administrator.

1 Each officer is elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.
2 Mr. Kuhns is an "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boys, Arnold & Company, Inc. Boys, Arnold & Company, Inc. serves as the investment advisor to the Trust.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-841-0987.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the "Fund"), a series of Albemarle Investment Trust, including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Dayton, Ohio
October 4, 2002